13. Earnings (loss) per share	12 Months Ended
Dec. 31, 2017
Earnings Loss Per Share
Earnings (loss) per share

Although there are differences between common and preferred shares in terms of voting rights and priority in case of liquidation, the Company’s preferred shares are not entitled to receive any fixed dividends. The Company’s preferred shares carry economic rights, including dividend rights, 35 times those of common shares. Accordingly, net income (loss) for the year attributable to equity holders of the parent is allocated in proportion to equity holders’ interest in common shares and preferred shares.

Consequently, earnings (loss) per share is calculated by dividing the net income or loss by the weighted average number of all classes of shares outstanding during the period.

Diluted earnings or loss per share are computed including stock options granted to key management and employees using the treasury shares method when the effect is dilutive. The Company has only the stock option plan in the category of potentially dilutive shares, as Note 11. For the years ended December 31, 2017, 2016 and 2015, only the stock option plan granted in 2016 had exercise prices higher than the accumulated market average price (in the money) and, therefore, has a dilutive effect. The other plans presented exercise prices lower than the average of the accumulated market prices (out of money), and have antidilutive effect, so were not considered for the diluted earnings per share.

The antidilutive effect of all potential shares is disregarded in calculating diluted earnings or loss per share.

The following table sets forth net income (loss) for the year attributable to equity holders of the parent for the periods indicated:

	Parent Company and Consolidated
	12/31/2017			12/31/2016			12/31/2015
	Common	Preferred	Total	Common	Preferred	Total	Common	Preferred	Total

Numerator
Net income (loss) for the year attributable to equity holders of the parent	7,869	11,315	19,184	353,129	496,490	849,619	(2,123,945)	(2,336,938)	(4,460,883)
	7,869	11,315	19,184	353,129	496,490	849,619	(2,123,945)	(2,336,938)	(4,460,883)

Denominator
Weighted average number of outstanding shares (in thousands) (*)	4,981,350	204,664		5,035,037	202,261		5,035,037	158,285
Effects of dilution from stock options	-	2,614		-	347		-	-
Adjusted weighted average number of outstanding shares and diluted presumed conversions (in thousands) (*)	4,981,350	207,278		5,035,037	202, 608		5,035,037	158,285

Basic earnings (loss) per share	0.002	0.055		0.070	2.455		(0.422)	(14.764)
Diluted earnings (loss) per share	0.002	0.055		0.070	2.450		(0.422)	(14.764)

(*) Weighted average considers the split of common shares approved at the Company’s extraordinary shareholders’ meeting on March 23, 2015, in accordance with IAS 33. Earnings per share presented herein reflects the economic rights attributable to each class of shares.

Diluted loss per share is calculated by the weighted average number of outstanding shares, in order to assume the conversion of all potential dilutive shares. Diluted result per share is calculated based on considering the instruments that may have a potential dilutive effect in the future, such as share-based payment instruments, described in Note 11. However, due to the losses reported for the year ended December 31, 2015, these instruments issued have antidilutive effect and, therefore, were not considered in the weighted average number of outstanding shares for the computation of diluted loss per share.